SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2000

                      KRUPP REALTY LIMITED PARTNERSHIP - V
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               (Exact name of registrant as specified in charter)

State of Massachusetts             005-47451                    04-2796207
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

c/o The Berkshire Group, One Beacon Street, Boston, MA            02108
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (617) 574-8385

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 1.           Changes in Control of Registrant.

                  On April 27, 2000 (the "Effective Date"), Krupp Realty Limited Partnership - V (the "Partnership") consummated a merger (the "Merger") with KR5 Acquisition, L.L.C. (the "Purchaser") pursuant to an Agreement and Plan of Merger by and between the Partnership and the Purchaser, dated as of April 27, 2000 (the "Merger Agreement"). The Merger was approved by the Partnership's unitholders at a meeting held on April 27, 2000. The Merger became effective on April 27, 2000 after the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and a Certificate of Merger with the Secretary of State of the State of Massachusetts. As a result of the Merger, the Partnership was merged with and into the Purchaser, with the Purchaser as the surviving entity (the "Surviving Entity"), and each Limited Partnership Unit, other than those held by the General Partners (as defined in the Merger Agreement), the Original Partners (as defined in the Merger Agreement) and the Affiliate Limited Partners (as defined in the Merger Agreement), in the Partnership were converted into the right to receive $1,200.00 in cash.

                  Following the Merger, KRF Company, L.L.C. and various investment funds affiliated with Equity Resources, Inc. own 100% of the assets of the Surviving Entity, have complete control over the management and conduct of the Surviving Entity's business, and have complete control over all income generated by the assets of the Surviving Entity and any future increase in the value of the assets of the Surviving Entity.

                  The transaction was financed by (1) $10.75 million of proceeds in the form of a capital contribution from KRF Company, L.L.C. to the Purchaser and (2) $68.656 million of proceeds in the form of loans entered into between subsidiaries of the Purchaser and Reilly Mortgage Capital Corporation.

                  As a result of the Merger, the Partnership will promptly file to deregister its Limited Partnership Units under the Securities Exchange Act of 1934.
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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, KR5 Acquisition, L.L.C. (the successor by merger to Krupp Realty Limited Partnership - V) has duly caused this report to be signed on behalf of Krupp Realty Limited Partnership - V by the undersigned thereunto duly authorized.

Date: May 5, 2000

                             KR5 ACQUISITION, L.L.C.

                             By: KRF Company, L.L.C., its sole member

                                 By: The Krupp Family Limited Partnership - 94,
                                     its sole member

                                     By: /s/ Douglas Krupp
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                                         Name:  Douglas Krupp
                                         Title: General Partner